UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Valero Energy Corporation

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Your Vote Counts! VALERO ENERGY CORPORATION 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET. For shares held in a Plan, vote by April 26, 2021 11:59 PM ET. VALERO ENERGY CORPORATION ONE VALERO WAY SAN ANTONIO, TEXAS 78249 D39751-P50301 You invested in VALERO ENERGY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 15, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* April 29, 2021 11:00 AM CDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VLO2021 *You will need the 16-digit control number printed above to log into and vote at the virtual meeting. Due to the constraints and risks caused by the COVID-19 pandemic, this year’s Annual Meeting will be held exclusively online, with no option to attend in person. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect directors to serve until the 2022 Annual Meeting of Stockholders. Nominees: 1a. H. Paulett Eberhart For 1b. Joseph W. Gorder For 1c. Kimberly S. Greene For 1d. Deborah P. Majoras For 1e. Eric D. Mullins For 1f. Donald L. Nickles For 1g. Philip J. Pfeiffer For 1h. Robert A. Profusek For 1i. Stephen M. Waters For 1j. Randall J. Weisenburger For 1k. Rayford Wilkins, Jr. For 2. Ratify the appointment of KPMG LLP as Valero’s independent registered public accounting firm for 2021. For 3. Approve, by non-binding vote, the 2020 compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D39752-P50301